WordPerfect Document Compare Summary

Original document: Z:\PAULA\WP51\CLIENTS\vFinance\SOMERSET\TERMINATION9-6-02.wpd
Revised document: Z:\PAULA\WP51\CLIENTS\vFinance\SOMERSET\TERMINATION9-10-02.wpd
Deletions are shown with the following attributes and color:
     Strikeout, Blue  RGB(0,0,255).
     Deleted text is shown as full text.
Insertions are shown with the following attributes and color: Redline, (No color code).

The document was marked with 26 Deletions, 30 Insertions, 0 Moves.

                 TERMINATION OF SELECT ASSET PURCHASE AGREEMENT

         THIS TERMINATION AGREEMENT dated as of August 30, 2002 (the "Termination Agreement") of that certain Select Asset Purchase Agreement dated as of May 29, 2002 (the "Original Agreement"), as amended to date among vFINANCE INVESTMENTS, INC., a Florida corporation ("Buyer"), SOMERSET FINANCIAL PARTNERS, INC., a Delaware corporation ("SFP"), SOMERSET FINANCIAL GROUP, INC., a Delaware Corporation ("SFG") (SFP and SFG, jointly, the "Seller"), and Douglas Toth ("Toth") and Nicholas Thompson ("Thompson") (Toth and Thompson, jointly, the "Stockholders").
         WHEREAS, the parties have previously entered into the Original Agreement, as amended by the Amendment to the Select Asset Purchase Agreement dated June 17, 2002 (collectively the "Purchase Agreement"); and
         WHEREAS, the Seller and the Stockholder have not complied with the conditions to closing, and have indicated that they will be unable to comply with such conditions; and
         WHEREAS, the parties have agreed that Buyer shall have no further obligations under the Agreement.
         NOW, THEREFORE, it is agreed by and between the parties as follows:
         1.       The Purchase Agreement is deemed terminated.
         2. Sellers and Stockholders specifically acknowledge that they will not, directly or indirectly, assign any rights they may have under the Agreement to any third party, and that they have no further claim whatsoever against the Buyer under the Purchase Agreement.
         3. Notwithstanding anything contained herein, Buyers acknowledges that there has been delivered into its possession, the leased and financed equipment set forth in Schedule 4 hereto, and Buyer hereby assumes the obligations for any lease and finance payments thereunder.
         4. Nothing contained in this agreement shall be deemed to limit the rights of Stockholders to enter into independent contractor or other employment arrangements with Buyer.

         5. Sellers hereby direct the Escrow Agent under the Escrow Agreement (as those terms are defined in the Purchase Agreement) to release and return to the Buyer all Escrowed Consideration (as defined in the Purchase Agreement), including, but necessarily limited to the Escrow Shares, the Escrowed Warrants, the Reserved Shares (as those terms are defined or used in the Escrow Agreement) in the possession or control of the Escrow Agent. Sellers acknowledge that the Escrow Agent has no further obligation whatsoever to the Sellers or its designees under the Escrow Agreement. Buyer acknowledges that, upon such release of the Escrowed Consideration in the possession or control of the Escrow Agent, the Escrow Agent shall have no further obligations under the Escrow Agreement to the Buyer.
         6. Seller and Stockholders acknowledge that Buyer has requested that they retain counsel to review this Agreement, and represent them in connection with this Termination Agreement and matters relating thereto. Seller and Stockholders have consulted with counsel, or have knowingly waived the opportunity to consult such counsel, and have entered into this Termination Agreement as their free and voluntary act, after having had the opportunity to discuss same with such counsel and such other advisors as they have deemed relevant or necessary. Notwithstanding any rule of construction, an ambiguity in the Termination Agreement shall not be construed against the party represented by the draftsman.

         IN WITNESS WHEREOF, the parties have executed this agreement as of the date first above written.


                           vFINANCE INVESTMENTS, INC.

                                               By:
                                                  ---------------------------
                                               Name: _____________
                                               Title:

                                               SOMERSET FINANCIAL PARTNERS, INC.

                                               By:
                                                  ---------------------------
                                               Name: _____________
                                               Title:

                                               SOMERSET FINANCIAL GROUP, INC.

                                               By:
                                                  ---------------------------
                                               Name: _____________
                                               Title:




                                                     DOUGLAS TOTH



                                                     NICHOLAS THOMPSON